Exhibit 10.1

April 8, 2021

HT Investments SA LLC

HT Investments ON LLC

221 River Street, 9th Floor

Hoboken, NJ 07030

Attention: Eric Helenek

Re:	Amendment to February 8, 2021 Letter Agreement

Ladies and Gentlemen:

Reference is made to that certain letter agreement with the subject line Warrant Amendment, Exercise and Issuance entered into by Mohawk Group Holdings, Inc., a Delaware corporation with offices located at 37 East 18th Street, 7th Floor, New York, NY 10003 (the “Company”), and High Trail Investments SA LLC (“High Trail SA”) on February 8, 2021 (the “Letter Agreement”). All capitalized terms used in this letter agreement, but not defined herein, shall have the meanings ascribed to such terms in the Letter Agreement. For good and valuable consideration, the sufficiency of which is hereby acknowledged, High Trail SA, High Trail Investments ON LLC (“High Trail ON”) and the Company hereby agree as follows:

1.	Amendment of Letter Agreement. Section 10(a) of the Letter Agreement is hereby amended and restated to read as follows:

(a) file a registration statement with the Commission as soon as practicable but in no event later than June 30, 2021 (the “Filing Date”) to register all of the December Warrant Shares, all of the shares issuable under the Penny Warrant, and the Restricted Shares (as defined in that letter agreement with the subject line Amendment to February 8, 2021 Letter Agreement, dated as of April 8, 2021, by and among the Company, High Trail SA and High Trail Investments ON LLC) (collectively, the “Registrable Shares”) on Form S-1 under the Securities Act (providing for shelf registration of such Registrable Shares under Commission Rule 415) (such registration statement, including any preliminary prospectus, final prospectus, exhibit or amendment included in or relating to such registration statement being the “Resale Registration Statement”);

2.

Issuance of Restricted Shares. The Company shall issue 130,000 shares of Common Stock (the “Restricted Shares”) to High Trail SA as of the date hereof and upon issuance, such shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens (as defined in the Securities Purchase Agreement) with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

3.

Securities Purchase Agreement. For purposes of the Securities Purchase Agreement, the Company and High Trail SA hereby agree that, from and after the date hereof, (i) the Restricted Shares shall constitute Securities (as defined in the Securities Purchase Agreement) and more specifically for purposes of Sections 3(d), 3(hh), 4(f), 5(b), 5(c) and 5(e) of the Securities Purchase Agreement, shall constitute Underlying Shares (as such term is defined in the Securities Purchase Agreement), and (ii) the Letter Agreement, as amended hereby, shall constitute a Transaction Document (as defined in the Securities Purchase Agreement). The Company represents that, except as set forth in Schedule 1 hereto the representations and warranties of the Company set forth in the Securities Purchase Agreement are true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which are true and correct in all respects) as of the date hereof (except for representations and warranties that speak as of a specific date, which are true and correct as of such specific date). High Trail SA represents that the representations and warranties of the Buyers set forth in the Securities Purchase Agreement are true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which are true and correct in all respects) as of the date hereof (except for representations and warranties that speak as of a specific date, which are true and correct as of such specific date).

4.

Waiver. High Trail SA and High Trail ON hereby waive any Default or Event of Default (as such terms are defined in either senior secured convertible note issued by the Company on December 1, 2020 (the “2020 Note”) or the senior secured convertible note issued by the Company on February 2, 2021 (the “2021 Note”)) caused by the Company’s failure to file a registration statement with the Commission to register all of the December Warrant Shares and all of the shares issuable under the Penny Warrant on Form S-1 under the Securities Act by the date 45 days following the date of issuance of the Penny Warrant pursuant to Section 10(a) of the Letter Agreement.

5.

Material Non-Public Information. The Company confirms that neither it nor any other person acting on its behalf has provided High Trail SA or High Trail ON or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its subsidiaries, including with respect to this letter agreement.

6.	Notices. Any notices delivered hereunder shall be delivered in accordance with Section 9(f) of the Securities Purchase Agreement, mutatis mutandis.

If the foregoing correctly sets forth the understanding by and among the Company, High Trail SA and High Trail ON, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement by and among the Company, High Trail SA and High Trail ON.

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This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

Very truly yours,

MOHAWK GROUP HOLDINGS, INC.

By:	/s/ Arturo Rodriguez
Name:	Arturo Rodriguez
Title:	Chief Financial Officer

AGREED AND ACCEPTED:

HIGH TRAIL INVESTMENTS SA LLC

By:	/s/ Eric Helenek
Name:	Eric Helenek
Title:	Authorized Signatory

HIGH TRAIL INVESTMENTS ON LLC

By:	/s/ Eric Helenek
Name:	Eric Helenek
Title:	Authorized Signatory